================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  DATE OF EARLIEST EVENT REPORTED: May 25, 2001


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

           TEXAS                                             74-1611874
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

   15835 Park Ten Place Drive                                   77084
         Houston, Texas                                       (Zip Code)
  (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800


================================================================================

ITEM 7.   EXHIBITS


EXHIBIT 99.1      CONTRACT STATUS SUMMARY AT MAY 25, 2001


ITEM 9.    REGULATION FD DISCLOSURE

     The VICKSBURG (after a brief stay in Singapore to undergo some inspections, minor repairs and installation of equipment) is now in Vietnam preparing to commence a one-well (with one option well) drilling program for Samedan Vietnam Limited ("Samedan"). Upon completion of its contractual work in Vietnam (estimated end of August 2001, if the option well is drilled), the drilling unit will be relocated to the Malaysia-Thailand Joint Development Area to drill 31 wells for Carigali-Triton Operating Company Sdn. Bhd. ("CTOC") estimated to extend for 540 days at a dayrate of $64,354, with options for additional wells. Upon arrival at CTOC's first drilling location, the contract provides for a mobilization payment of $500,000 and a special payment of $1,500,000, which gives CTOC the option to cancel the contract at any time after giving a sixty-day written notice of termination. The Company estimates that the total cost to move the VICKSBURG from India to Vietnam and then to the Malaysia - Thailand Joint Development Area will be around $1.5 million. The mobilization costs will be offset by the mobilization payments of $200,000 from Samedan and $500,000 from CTOC in addition to the special payment of $1.5 million from CTOC, all of which will be amortized over the term of the Samedan and CTOC work.

     The RICHMOND is scheduled to complete its current drilling program in early June 2001, at which time it will be moved to sheltered waters to undergo some required repairs resulting from a work boat incident. These repairs are expected to take nine days to complete, at which time the rig will commence drilling one remaining well for Texaco Exploration and Production, Inc. ("Texaco"). Upon completion of the Texaco work, the rig will commence a two-well drilling program for Nexen Petroleum Offshore U.S.A., which could keep the rig employed into the first quarter of 2002.

     Additional information with respect to the Company's contract status summary at May 24, 2001 is attached hereto as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition;
operating risks; risks involved in foreign operations; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2000, filed with the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATWOOD OCEANICS, INC.
                                           (Registrant)



                                           /s/ James M. Holland
                                           James M. Holland
                                           Senior Vice President

                                           DATE:   May 25, 2001

                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------

99.1                Contract Status Summary at May 25, 2001



                                                                                                                       EXHIBIT 99.1
                                                             EXHIBIT 99.5

                                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                        CONTRACT STATUS SUMMARY
                                                            AT MAY 25, 2001


NAME OF RIG               LOCATION        CUSTOMER                CONTRACT STATUS
------------------        -----------     -----------------       ---------------------------------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             PHILIPPINES     SHELL PHILIPPINES       The rig's current contract terminates upon
                                          EXPLORATION B.V.        completion of the well in progress on November
                                                                  15, 2001.

ATWOOD HUNTER             UNITED          DOMINION                The rig is currently drilling one-well for
                          STATES GULF     EXPLORATION &           DOMINION EXPLORATION & PRODUCTION INC.  Upon
                          OF MEXICO       PRODUCTION, INC.        completing the current well (estimated  June
                                                                  2001), the rig will be moved to a shipyard in
                                                                  the United States to commence an additional
                                                                  upgrade estimated to cost around $45 million,
                                                                  and taking around five months to complete.

ATWOOD EAGLE              MEDITERRANEAN   RASHID PETROLEUM        The rig has contractual commitments in Egypt
                          SEA             COMPANY                 which should keep the rig employed until late
                                                                  fourth quarter fiscal 2001 or early first quarter fiscal
                                                                  2002. An approximate $80 million upgrade of the rig is planned immediately  upon the rig completing its current contractual commitments, and taking around six months to complete.

SEAHAWK                   MALAYSIA        ESSO                    The rig's current contract terminates in
                                          PRODUCTION              November 2003, with an option for the Operator
                                          MALAYSIA INC.           to extend.

ATWOOD SOUTHERN           MEDITERRANEAN   AMOCO EGYPT OIL         The rig has contractual commitments in Egypt
CROSS                     SEA             COMPANY                 (Amoco Egypt Oil Company.), Turkey (El Paso
                                                                  Production Company Turkey B.V.) and Israel
                                                                  (Nordan Oil (1998) Ltd.) which should keep the
                                                                  rig employed into fiscal 2002.

SEASCOUT                  UNITED STATES    NONE                   The SEASCOUT was purchased in December 2000 for
                          GULF OF MEXICO                          future conversion to a tender-assist unit,
                                                                  similar to the SEAHAWK, once an acceptable
                                                                  contract opportunity is secured.






CANTILEVER JACK-UP -
---------------------
VICKSBURG                 VIETNAM         SAMEDAN VIETNAM         The rig is in the process of being relocated to
                                          LIMITED                 Vietnam to drill one-well (with one option well)
                                                                  for Samedan Vietnam Limited. If the option well is
                                                                  drilled, the  work for Samedan could extend into August 2001.
                                                                  Upon completion of its contractual commitments in Vietnam, the drilling unit  will be moved to the Malaysia -  Thailand Joint
                                                                  Development Areas to drill 31 wells for Carigali-Triton
                                                                  Operating  Company Sdn. Bhd. ("CTOC").  Once drilling operations commence and CTOC has funded certain contractual  obligations,
                                                                  CTOC has the option of  canceling the contract at  any time after giving a sixty day written notice of termination.

SUBMERSIBLE -
--------------------
RICHMOND                  UNITED STATES   TEXACO EXPLORATION      The rig is contractually committed to drill one
                          GULF OF MEXICO  AND PRODUCTION, INC.    remaining well for Texaco Exploration and
                                                                  Production Inc  ("Texaco").  Upon completion of
                                                                  the Texaco work, the rig will commence a
                                                                  two-well drilling program for Nexen Petroleum
                                                                  Offshore U.S.A., which could keep the rig
                                                                  employed into the first quarter of fiscal 2002.

MODULAR PLATFORMS -
--------------------
RIG-19                    AUSTRALIA       None                    The rig is available for contract since it
                                                                  became idle in September 1999.

RIG-200                   AUSTRALIA       None                    The rig is available for contract since it
                                                                  became idle in June 1999.


                                 MANAGEMENT/LABOR CONTRACTS
                                 --------------------------
GOODWYN 'A' /NORTH        AUSTRALIA       WOODSIDE ENERGY LTD.    Term contract for management of drilling
RANKIN 'A'                                                        program.

